Exhibit 99

NetWolves

For Immediate Release

Contact:
Britt M. Isaac
NetWolves Corp.
(813) 286-8644
britt.isaac@netwolves.com


                     NetWolves Reports 2004 Fiscal Year End
                        Financial and Operating Results


Tampa, Fla. September 29, 2004 NetWolves Corp. (NASDAQ: WOLV), a global network continuity and security provider, today announced its financial and operating results for the fiscal year 2004.

For fiscal year 2004, the company reported revenue of $25.0 million, which represents an increase of $3.8 million or 18 percent compared to the prior year. The company reported a net loss for fiscal year 2004 of $2.6 million compared to a net loss of $6.4 million during the prior year. Approximately $2.5 million of the current fiscal year $2.6 million loss was attributable to non- cash items.

The company's fiscal year 2004 highlights:

-- NetWolves announced the development of a new channel partner program, which is currently in the pilot phase with two committed reseller partners.
-- NetWolves announced the availability of its SSL VPN service, which enables remote workers, partners and customers to securely access shared resources on a company's network using two-factor authentication.
-- NetWolves received additional significant orders from its major customer during the year, supporting its global VPN rollout with the deployment of more than 2,000 WolfPac Security Platforms worldwide.
-- Baer Media selected NetWolves to support the nationwide rollout of "Ask Max," a kiosk- based Shopping Information System (SIS). The company will provide Baer Media with a complete Managed Services Offering (MSO).
-- Marchon Eyewear, one of the world's largest privately owned producers and distributors of fashion and technologically advanced eyewear, selected NetWolves' MSO.
-- NetWolves announced a more robust suite of managed security services, including Quality of Service technology for shaping network traffic passing through its WolfPac Security Platform, as well as full support for SafeNet's Remote VPN client software.
-- In April, NetWolves announced the development of a new corporate communications department to increase awareness of the company among its principal audiences, including potential customers and the financial community.
-- In December 2003, NetWolves firewall received ICSA Labs certification for its firewall technology.
--   The company successfully raised $5.5 million in equity financing.
-- In July 2003, the company announced a $12 million contract with Swift Transportation to provide managed security services as well as data and voice connectivity.

"Our accomplishments over the past year have served to significantly strengthen NetWolves' operational and financial foundation," said Walter M. Groteke, chairman and chief executive officer for NetWolves. "As we look forward into fiscal year 2005, we continue to focus on two keys areas: investing in our direct sales organization and diversifying our distribution channels and revenue opportunities. Our top priorities are increasing revenue and profitability."

The company will host a conference call today at 10:30 a.m. Eastern to discuss its financial and operating results. Shareholders, the investment community and the media are invited to participate by calling 1-800-810-0924. A replay will be available until midnight, Oct. 12, 2004, which can be accessed by calling 1-888-203-1112 and entering the passcode 958154. Transcripts will also be available by contacting investor@netwolves.com approximately three days after the event.


About NetWolves Corporation

NetWolves Corp. is a global network continuity and security provider that supports in excess of 1,000 companies in more than 65 countries. As a neutral FCC-licensed carrier with a proprietary network communications and management infrastructure, NetWolves provides a cost-effective, comprehensive and reliable network communications service. Some of NetWolves' customers include General Electric, Swift Transportation, Bristol-Myers Squibb, McLane Company, JoAnn Stores, The Sutherland Group and Marchon Eyewear. NetWolves is headquartered in Tampa, Fla. Additional information is available at www.netwolves.com or by calling 1-888-638-9658.

                                      ###

Forward Looking Statements

All statements other than statements of historical fact included herein, including without limitation statements regarding the Company's financial position, business strategy, and the plans and objectives of the Company's management for future operations, are forward looking statements. When used in this release, words such as "anticipate," "believes," "estimate," "expect," "should," "intend," "projects," "objective," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, ability to raise additional funds, competitive factors and pricing pressure and capacity and supply constraints. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company, including those set forth in our public filings. Readers are cautioned not to place undue reliance on these forward- looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                                                June 30,
                                                                                --------------------------------------
                                                                                                       (As restated)
                                                                                       2004                2003
                                                                                ------------------  ------------------
ASSETS
Current assets
    Cash and cash equivalents                                                   $        5,439,345  $        1,336,191
    Restricted cash                                                                         25,566             297,701
    Accounts receivable, net of allowance for doubtful accounts of
       $131,678 and $179,859 at June 30, 2004 and 2003, respectively                     3,421,185           2,254,790
    Inventories                                                                             79,764              89,598
    Prepaid expenses                                                                       277,869             172,002
    Other current assets                                                                    30,993               8,241
                                                                                ------------------  ------------------
       Total current assets                                                              9,274,722           4,158,523

Property and equipment, net                                                                399,355             578,192
Internally developed software, net                                                          12,594              50,572

Identifiable intangible assets
    Patent                                                                                  58,106              47,649
    Licenses                                                                               203,000             203,000
    Contractual customer relationships, net                                              1,526,851           1,959,277
    Computer billing software, net                                                         568,043             756,043
                                                                                ------------------  ------------------
       Total identifiable intangible assets                                              2,356,000           2,965,969

Goodwill                                                                                 3,515,698           3,515,698
Other assets                                                                                60,312              59,383
                                                                                $       15,618,681  $       11,328,337
                                                                                ==================  ==================


                     NETWOLVES CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
(Continued)                                                                                     June 30,
                                                                                --------------------------------------
                                                                                                       (As restated)
                                                                                       2004                2003
                                                                                ------------------  ------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued expenses                                       $        6,155,404  $        4,732,115
    Accrued losses of discontinued operations                                              107,841             108,639
    Deferred revenue                                                                       369,088             423,625
    Advances from related parties                                                            -                 150,000
    Current maturities of long-term debt                                                     -                 120,000
                                                                                ------------------  ------------------
       Total current liabilities                                                         6,632,333           5,534,379


Deferred revenue                                                                            29,667              51,000
Accrued losses of discontinued operations
                                                                                            18,514             128,886
                                                                                ------------------  ------------------
       Total liabilities                                                                 6,680,514           5,714,265
                                                                                ------------------  ------------------
Minority interest                                                                            -                 275,734
                                                                                ------------------  ------------------
Commitments and contingencies

Shareholders' equity
    Series A convertible preferred stock, $.0033 par value; $6,290,246 liquidation preference; 1,000,000 authorized on June 30, 2004 and
       2003; 190,616 and 269,462 shares issued and outstanding on June 30,
       2004 and 2003, respectively                                                       2,112,039           2,932,178

    Series B convertible preferred stock, $.0033 par value; $8,960,964 liquidation preference; 500,000 shares authorized on June 30, 2004 and 2003; 270,269 and 290,963 shares issued and outstanding on June
       30, 2004 and 2003, respectively
                                                                                         3,257,037           3,259,945
    Series C convertible preferred stock, $.0033 par value; $8,806,540 liquidation preference; 100,000 shares authorized on June 30, 2004 and 2003; 72,461 and 2,850 shares issued and outstanding on June 30,
       2004 and 2003, respectively                                                       3,013,771             136,140
    Preferred stock, $.0033 par value; 400,000 shares authorized on June 30,
       2004 and 2003; no shares issued and outstanding on June 30, 2004 and
       2003                                                                                  -                   -
    Common stock, $.0033 par value; 50,000,000 shares authorized on June 30,
       2004 and 2003; 20,925,261 and 15,847,119 shares issued and
       outstanding on June 30, 2004 and 2003, respectively                                  69,054              52,296
    Additional paid-in capital                                                          73,631,120          69,084,589
    Unamortized value of equity compensation                                              (480,201)           (104,758)
    Accumulated deficit                                                                (72,664,653)        (70,022,052)
    Accumulated other comprehensive loss                                                     -                   -
                                                                                ------------------  ------------------

       Total shareholders' equity                                                        8,938,167           5,338,338
                                                                                ------------------  ------------------
                                                                                $       15,618,681   $      11,328,337
                                                                                ==================   =================

                     NETWOLVES CORPORATION AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                                                                For the year ended June 30,
                                                          --------------------------------------

                                                                                  (As restated)
                                                                 2004                 2003
                                                          -----------------    -----------------
Revenue
    Voice services                                        $      16,591,998    $      15,655,027
    Managed service charges                                       6,854,491            4,964,325
    Equipment and consulting                                      1,508,601              540,107
                                                          -----------------    -----------------
                                                                 24,955,090           21,159,459
                                                          -----------------    -----------------
Cost of revenue
    Voice services                                               10,490,476           10,379,146
    Managed service charges                                       4,174,403            3,456,986
    Equipment and consulting                                        779,635              199,912
                                                          -----------------    -----------------
                                                                 15,444,514           14,036,044
                                                          -----------------    -----------------
Gross profit                                                      9,510,576            7,123,415
                                                          -----------------    -----------------

Operating expenses
    General and administrative                                    7,001,233            8,827,462
    Engineering and development                                     981,518            1,595,882
    Sales and marketing                                           4,325,955            3,272,226
                                                          -----------------    -----------------
                                                                 12,308,706           13,695,570
                                                          -----------------    -----------------
Loss before other income (expense)
    and income taxes                                             (2,798,130)          (6,572,155)

Other income (expense)
    Investment income                                                12,543               13,351
    Gain on extinguishment of debt                                   17,400              716,014
    Realized loss on sale of marketable securities                    -                 (115,201)
    Minority interest                                                 1,138               (3,201)
    Interest expense                                                  -                 (202,985)
                                                          -----------------    -----------------
                                                                     31,081              407,978
                                                          -----------------    -----------------
Loss before income taxes                                         (2,769,049)          (6,164,177)

    (Benefit from) provision for income taxes                      (124,448)             129,300
                                                          -----------------    -----------------
Net loss from continuing operations                              (2,642,601)          (6,293,477)

Discontinued business

Loss on disposal of discontinued operations                           -                 (117,097)
                                                          -----------------    -----------------
Net loss                                                  $      (2,642,601)   $      (6,410,574)
                                                          =================    =================


                     NETWOLVES CORPORATION AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(continued)
                                                                For the year ended June 30,
                                                          --------------------------------------

                                                                                  (As restated)
                                                                 2004                 2003
                                                          -----------------    -----------------

Other comprehensive income (loss)

    Marketable securities valuation adjustment                        -                   (2,296)
                                                          -----------------    -----------------
Comprehensive loss                                        $      (2,642,601)   $      (6,412,870)
                                                          =================    =================
Basic and diluted net loss per share

Net loss                                                  $      (2,642,601)   $      (6,410,574)
                                                          =================    =================
    Dividends and beneficial conversion feature on               (6,261,314)          (5,721,869)
       convertible preferred stock                        -----------------    -----------------

Net loss available to common shareholders                 $      (8,903,915)   $     (12,132,443)
                                                          =================    =================
Basic and diluted net loss per share
    Loss from continuing operations                       $          (0.49)    $          (0.93)
    Loss from discontinued operations                                 -                   (0.01)
                                                          -----------------    -----------------
                                                          $          (0.49)    $          (0.94)
Weighted average common shares                            =================    =================
  outstanding, basic and diluted                                 18,260,454           12,929,559
                                                          =================    =================
